EXHIBIT 32.2
DIEBOLD, INCORPORATED AND SUBSIDIARIES
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
ACT
OF 2002, 18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-Q of Diebold, Incorporated (Company) for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Leslie A. Pierce, Vice President and Corporate Controller, Interim Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

November 6, 2009	/s/ Leslie A. Pierce
Leslie A. Pierce
Vice President and Corporate Controller Interim Chief Financial Officer (Principal Financial Officer)